UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2015

TEXAS JACK OIL & GAS CORPORATION

(Exact name of small business issuer as specified in its charter)

Nevada	46-2316220
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

A-2-1, Block A, South Gate Commercial Centre

Jalan 2, Off Jalan Chan Sow Lin

55200 Kuala Lumpur, West Malaysia

(Address of principal executive offices)

+603-9226 0266

(Issuer’s telephone number)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes[X] No [   ]

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes[X] No [   ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definition of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Larger accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ]	Smaller reporting company [ X ]

Indicate by check mark whether registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes [X] No [   ]

Item 4.01 Changes in Registrant's Certifying Accountant.

a) On May 15, 2015, the board of directors of Texas Jack Oil & Gas Corp (the "Company") dismissed the engagement of RBSM, LLP (“RBSM”) as the Company's principal accountant.

None of the reports of RBSM, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and RBSM, for the two most recent fiscal years and any subsequent interim period through May 15, 2015 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RBSM, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

(b) On May 15, 2015, the board of director of the Company approved the engagement of Kenrick Brice Toussaint (“Toussaint”) as its principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with the entity of Toussaint regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Toussaint provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Toussaint on any matter that was the subject of a disagreement or a reportable event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Texas Jack Oil & Gas Corp

By:

/s/ Seng Kok Wan

Seng Kok Wan

President, Director, CEO, CFO

Date:

May 19, 2015